Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-66262

                         GAMCO GLOBAL SERIES FUNDS, INC.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

                         SUPPLEMENT DATED JULY 10, 2008
                  TO THE PROSPECTUSES EACH DATED APRIL 29, 2008

   THE FOLLOWING REPLACES THE SECOND PARAGRAPH IN THE "THE PORTFOLIO MANAGERS"
      SECTION OF THE FUNDS' PROSPECTUSES FOR THE GAMCO GLOBAL CONVERTIBLE
                                SECURITIES FUND.

GLOBAL CONVERTIBLE SECURITIES FUND The day-to-day investment management of the Global Convertible Securities Fund is performed by Wayne C. Plewniak and Mario
J. Gabelli. Mr. Plewniak has been Managing Director and Head of Gabelli Fixed Income since 2006. Mr. Plewniak was formerly with Lehman Brothers/Neuberger Berman where he served as Managing Director and Senior Portfolio Manager of the firm's High Yield business, following its acquisition from Lipper & Company in 2002. Mr. Plewniak has an MBA in Finance and International Business from Georgetown University and a B.S. in Industrial Engineering from the Rochester Institute of Technology. Joshua Fenton no longer serves as a portfolio manager for the Fund, effective July 10, 2008.